Exhibit 10.13
EIGHTH AMENDMENT
     EIGHTH AMENDMENT (this “Amendment”), dated as of November 6, 2008, to the Amended and Restated Credit Agreement dated as of June 3, 2005 (the “Credit Agreement”), among Quiksilver, Inc., a Delaware corporation, Quiksilver Americas, Inc., a California corporation, the several banks and other institutions from time to time parties thereto (the “Lenders”), Bank of America, N.A., as documentation agent, Union Bank of California, N.A., as syndication agent, JPMorgan Chase Bank, N.A., as US administrative agent for the US Lenders thereunder (in such capacity, the “US Administrative Agent”), JPMorgan Chase Bank, N.A., London Branch, as an alternate currency fronting lender, J.P. Morgan Europe Limited, as alternate currency fronting agent (in such capacity, the “Alternate Currency Fronting Agent”), and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian administrative agent for the Canadian Lenders (in such capacity, the “Canadian Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;
     WHEREAS, the Borrowers have requested that certain provisions of the Credit Agreement be amended as set forth herein; and
     WHEREAS, the Lenders are willing to agree to such amendment on the terms set forth herein;
     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:
     I. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
     II. Amendments to Section 1.1. Section 1.1 is hereby amended by inserting the following definitions in appropriate alphabetical order:
          “Meribel”: Meribel S.A.S., a French société par actions simplifiée.
          “Rossignol Sale”: the collective reference to the (i) sale by the US Borrower of 100% of the capital stock owned by it of Rossignol Ski Company, Incorporated and the related transfer of Skis Rossignol Canada Ltee/Ltd., Skis Dynastar, Inc. and Skis Dynastar Canada Ltd. to [ ], (ii) sale by Pilot SAS and Meribel of 100% of the stock owned by them of Skis Rossignol-Club Rossignol S.A.S. and the related transfer of the direct and indirect Subsidiaries of Skis Rossignol-Club Rossignol S.A.S. listed on Schedule A to the Rossignol SPA and (iii) sale by Pilot SAS of that certain €40,816,327 promissory note issued by Skis Rossignol-Club Rossignol S.A.S to Pilot SAS, in each case in accordance with the terms of the Rossignol SPA.
          “Rossignol SPA”: that certain Stock Purchase Agreement, effective November 12, 2008, by and among Quiksilver, Pilot SAS, Meribel, the US Borrower and Chartreuse et Mont Blanc LLC, a Delaware limited liability company, Chartreuse et Mont Blanc SAS, a

French société par actions simplifiée, Chartreuse et Mont Blanc Global Holdings S.C.A., a Luxembourg société en commandite par actions, Macquarie Asset Finance Limited, an Australian limited company, and MAVILIA SAS, a French société par actions simplifée.
     III. Amendment to Section 6.4. Section 6.4 is hereby amended by inserting the phrase “and the Rossignol Sale” immediately prior to the “.” at the end of said Section.
     IV. Amendment to Section 6.5. Section 6.5 is hereby amended by (i) deleting the “and” at the end of clause (A) thereof and substituting in lieu thereof a “,”, and (ii) adding the following immediately prior to the “.” at the end of said Section:
“and (C) except for the Rossignol Sale; provided that, upon consummation of the Rossignol Sale, the Net Proceeds of the Rossignol Sale received pursuant to the Rossignol SPA (including, without limitation, payments under the promissory note described in Section 6.7(o)) shall be applied, promptly upon receipt thereof, to prepay the Loans as required by Section 2.7(b) and Quiksilver shall cause any such Net Proceeds not received directly by it to be transferred to it in connection with the foregoing”.
     V. Amendment to Section 6.7. Section 6.7 is hereby amended by (i) deleting the “and” at the end of clause (m), (ii) deleting the “.” at the end of clause (n) and substituting in lieu thereof the phrase “; and” and (iii) inserting the following:
“(o) the €10,000,000 promissory note issued as consideration for the Rossignol Sale under the Rossignol SPA.”
     VI. Amendment to Section 6.15. Section 6.15 is hereby amended by inserting at the end thereof the following sentence:
“Quiksilver shall not, and shall not permit any of its Subsidiaries, to amend, supplement or otherwise modify (pursuant to a waiver or otherwise) the Rossignol SPA or any related documentation (including the promissory note described in Section 6.7(o)) in any material respect.”
     VII. Effective Date. This Amendment shall become effective on the date (the “Effective Date”) on which the Borrowers and the requisite Lenders under the Credit Agreement shall have duly executed and delivered to the US Administrative Agent this Amendment and the US Administrative Agent shall have received satisfactory evidence that the Ninth Amendment to the Credit Agreement shall have concurrently become effective.
     VIII. Representations and Warranties. The Borrowers hereby represent and warrants that (a) each of the representations and warranties in Article III of the Credit Agreement shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

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     IX. Releases. The Lenders hereby agree that, upon the consummation of the Rossignol Sale (the “Rossignol Sale Effective Date”), the Rossignol Entities, Skis Rossignol-Club Rossignol S.A.S. and the direct and indirect Subsidiaries of Skis Rossignol-Club Rossignol S.A.S. listed on Schedule A to the Rossignol SPA (collectively, the “Rossignol Sale Entities”) shall be automatically released from any liability under the US Guarantee and the other Loan Documents to which such Rossignol Sale Entity is a party. Also, the Lenders acknowledge that on the Rossignol Sale Effective Date, (a) the assets (for the avoidance of doubt, including shares) sold pursuant to the Rossignol Sale and the assets (for the avoidance of doubt, including shares) of the Rossignol Sale Entities shall be released free and clear of the Lien and security interest under the Security Agreement and (b) the US Administrative Agent shall be authorized to execute and deliver any such releases and/or terminations or evidence thereof as may be reasonably requested. The US Administrative Agent is authorized, from and after the Rossignol Sale Effective Date, (i) to release any collateral (including any chattel paper, certificated securities or instruments) then in its possession, (ii) to file any UCC-3 or other termination statements or documents as the US Borrower may from time to time reasonably request to effectuate, or reflect of public record, the release and discharge of the Rossignol Sale Entities from the security interests created under the Security Agreement and (iii) to promptly do all things, presently or in the future, which may be reasonably requested by the US Borrower to further effect and evidence of record the foregoing. All of the foregoing deliveries shall be at the expense of the US Borrower, with no liability to the US Administrative Agent or any Lender, and with no representation or warranty by, or recourse to, the US Administrative Agent or any Lender.
     X. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreement, as amended and restated, are and shall remain in full force and effect.
     XI. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
     XII. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.
[signature pages follow]

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     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

QUIKSILVER, INC.

By:

Name:

Title:

QUIKSILVER AMERICAS, INC.

By:

Name:

Title:

Eighth Amendment Signature Page

JPMORGAN CHASE BANK, N.A., as US Administrative Agent and as a Lender

By:

Name:

Title:

Eighth Amendment Signature Page

BANK OF AMERICA, N.A., as Documentation Agent and as a Lender

By:

Name:

Title:

Eighth Amendment Signature Page

UNION BANK OF CALIFORNIA, N.A., as Syndication Agent and as a Lender

By:

Name:

Title:

Eighth Amendment Signature Page

NATIXIS (F/K/A NATEXIS BANQUES POPULAIRES)

By:

Name:

Title:

By:

Name:

Title:

Eighth Amendment Signature Page

ALLIED IRISH BANK

By:

Name:

Title:

By:

Name:

Title:

Eighth Amendment Signature Page

GENERAL ELECTRIC CAPITAL CORP.

By:

Name:

Title:

Eighth Amendment Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION

By:

Name:

Title:

Eighth Amendment Signature Page

ISRAEL DISCOUNT BANK OF NEW YORK

By:

Name:

Title:

By:

Name:

Title:

Eighth Amendment Signature Page

BNP-PARIBAS

By:

Name:

Title:

By:

Name:

Title:

Eighth Amendment Signature Page

SOCIETE GENERALE

By:

Name:

Title:

Eighth Amendment Signature Page

SUMITOMO MITSUI BANKING CORPORATION

By:

Name:

Title:

Eighth Amendment Signature Page

     The US Guarantors hereby consent and agree to this Amendment as of the date hereof and reaffirm their obligations under the US Security Agreement, the US Guarantee and the other Loan Documents to which they are party.

QS RETAIL, INC.

By:

Name:

Title:

QS WHOLESALE, INC.

By:

Name:

Title:

DC SHOES, INC.

By:

Name:

Title:

HAWK DESIGNS, INC.

By:

Name:

Title:

MERVIN MANUFACTURING, INC.

By:

Name:

Title:

FIDRA, INC.

By:

Name:

Title:

ROSSIGNOL SKI COMPANY INCORPORATED

By:

Name:

Title:

Eighth Amendment Signature Page

SKIS DYNASTAR, INC.

By:

Name:

Title:

Eighth Amendment Signature Page